UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2014

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of NGL Energy Partners LP (“NGL”), filed with the Securities and Exchange Commission on July 3, 2014 and amended on November 7, 2014 (as amended, the “Form 8-K”), which reported under Item 2.01 the completion of a business combination with TransMontaigne Inc. (“TransMontaigne”) and included under Item 9.01 certain pre-acquisition financial statements of the acquired business. This amendment is filed to add to the aforementioned financial statements certain consolidating financial information (Note 12 to the financial statements in Exhibit 99.1 and Note 9 to the financial statements in Exhibit 99.2) and to replace the audit report on the financial statements in Exhibit 99.1, which referred to the auditing standards of the American Institute of Certified Public Accountants, with an audit report that refers to the auditing standards of the Public Company Accounting Oversight Board. While these changes are not required under Rule 3-05 of Regulation S-X, NGL made these changes to the financial statements in a recent registration statement on Form S-4, pursuant to Rule 3-10(g) of Regulation S-X. NGL is filing this amendment to the Form 8-K to make available in its periodic filings the same financial statements that are available in the aforementioned registration statement. Except for the additional notes to the financial statements and the updated audit report described above, this amendment does not modify or update the disclosures contained in the Form 8-K. Except as set forth below, all Items of the previously-filed Form 8-K are unchanged.

Item 9.01      Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired

The audited combined financial statements of the Businesses Associated with TransMontaigne Inc. Acquired by NGL Energy Partners LP as of December 31, 2013 and 2012 and for the two years then ended are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited condensed combined financial statements of the Businesses Associated with TransMontaigne Inc. Acquired by NGL Energy Partners LP as of June 30, 2014 and for the six months ended June 30, 2014 and 2013 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)         Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, dated January 26, 2015

99.1	The audited combined financial statements of the Businesses Associated with TransMontaigne Inc. Acquired by NGL Energy Partners LP as of December 31, 2013 and 2012 and for the two years then ended

99.2

The unaudited condensed combined financial statements of the Businesses Associated with TransMontaigne Inc. Acquired by NGL Energy Partners LP as of June 30, 2014 and for the six months ended June 30, 2014 and 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: January 26, 2015		By:	/s/ Jeffrey A. Herbers
Jeffrey A. Herbers
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, dated January 26, 2015

99.1	The audited combined financial statements of the Businesses Associated with TransMontaigne Inc. Acquired by NGL Energy Partners LP as of December 31, 2013 and 2012 and for the two years then ended

99.2

The unaudited condensed combined financial statements of the Businesses Associated with TransMontaigne Inc. Acquired by NGL Energy Partners LP as of June 30, 2014 and for the six months ended June 30, 2014 and 2013